SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        October 27, 2004
                                                 -------------------------------

                              PAB BANKSHARES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Georgia                    1-11823                   58-1473302
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(State or Other Jurisdiction      (Commission                (IRS Employer
    of Incorporation)             File Number)             Identification No.)


3250 North Valdosta Road, Valdosta, Georgia                      31602
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code        (229) 241-2775
                                                   -----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02.   Results of Operations and Financial Condition.

On November 1, 2004, PAB Bankshares, Inc. (the "Registrant") issued a news release announcing its financial results for the third quarter ended September 30, 2004 (the "News Release"). The News Release, including financial schedules, is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.


Item 5.02.   Resignation of a Director.

On October 27, 2004, Michael E. Ricketson resigned from the Board of Directors of the Registrant. The Registrant announced this resignation in the News Release attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.02.


Item 9.01.   Financial Statements and Exhibits.

       (a)     Financial Statements: None.

       (b)     Pro Forma Financial Information: None.

       (c)     Exhibits:

               99.1  Press Release dated November 1, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PAB BANKSHARES, INC.
                                                 (Registrant)


Dated:     November 1, 2004            By:   /s/ Donald J. Torbert, Jr.
                                             -----------------------------------
                                             Donald J. Torbert, Jr.,
                                             Executive Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


     Number            Description
     ------            -----------

       99.1            Press Release dated November 1, 2004.